BLACKROCK FUNDSSM

BlackRock Emerging Market Allocation Portfolio

(the “Fund”)

SUPPLEMENT DATED JANUARY 16, 2015 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2014

Effective immediately, the Fund’s Statement of Additional Information is amended hereby as follows:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as set forth below:

The first paragraph is deleted in its entirety and replaced with the following:

Jeff Shen, PhD, and Gerardo Rodriguez are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The table in the subsection entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jeff Shen, PhD	1	16	3	0	16	2
	$679.6 Million	$8.32 Billion	$1.99 Billion	$0	$8.32 Billion	$594.5 Million
Gerardo Rodriguez*	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0
*	Information provided for Mr. Rodriguez is as of July 31, 2014.

The last two sentences of the subsection entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation” are deleted and replaced with the following:

The performance of Mr. Rodriguez is not measured against a specific benchmark. With respect to Mr. Shen, such benchmarks for the Fund and other accounts are: Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index and a customized weighted index comprised of the returns of the MSCI Emerging Markets Index (60%) and the JPMorgan Emerging Markets Bond Index Plus (40%).

The table in the subsection entitled “Portfolio Manager Compensation Overview — Other Compensation Benefits — Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

Portfolio Manager	Dollar Range
Jeff Shen, PhD	None
Gerardo Rodriguez*	None

___________________

*	Information provided for Mr. Rodriguez is as of July 31, 2014.

Shareholders should retain this Supplement for future reference.

SAI-EMAP-0115SUP